                               SERVICING CERTIFICATE                    PAGE 5

   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A          Current Collection Period: 01-Nov-97 to 30-Nov-97
                                                                                P & S Agreement Date:                     01-Mar-97


   PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                                Current
                                                                                                                          ---------
   Class A Certificates, Series 1997A    LIBOR + 0.25%                6.00000%  Original Closing Date: 3/26/97            18-Nov-97
   Class B Certificates, Series 1997A    LIBOR + 1.25%                7.00000%  Distribution Date:                        15-Dec-97
                                                                                Days in Accrual Period                           30
                                                                                                                          15-Nov-97
                                                                                                                          14-Dec-97

                           Weighted Avg Mtg Rate (WAC)                7.69730%
   LIBOR  5.75000%         Weighted Avg Net Mtg Rate (Alt. Rate)      7.31804%
   ---------------------------------------------------------------------------------------------------------------------------------
 1       Beginning Pool Principal Balance                                                                            280,008,778.82
 2       Beginning Pool Balance Factor                                                                                    85.150598%
   ---------------------------------------------------------------------------------------------------------------------------------

 3       Beginning Class A Principal Balance                                                                         275,897,305.82
 4       Beginning Class B Principal Balance                                                                           4,111,473.00
   ---------------------------------------------------------------------------------------------------------------------------------

 5       Aggregate of all Monthly Principal Payments                                                (P&S 5.08i)                0.00
 6       Aggregate of all Principal Prepayments Received                                            (P&S 5.08i)        3,873,640.24
 7       Aggregate of any Net Liquidation Proceeds Received                                         (P&S 5.08iii)              0.00
 8       Aggregate of any Insurance Proceeds Received                                               (P&S 5.08iv)               0.00
 9       Aggregate of any Awards or Settlements From Condemnation Proceedings                       (P&S 5.08v)                0.00
10       Aggregate of any Proceeds From Repurchased Mortgage Loans                                  (P&S 5.08vi)               0.00
11       Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
           Insurance Policy                                                                         (P&S 5.08vii)              0.00
12       Aggregate of any Revenues From Foreclosure or Deed Net of any Advances                     (P&S 5.08viii)             0.00
13       Current Principal Advances                                                                                            0.00
14       Current Servicer Principal Reimbursements                                                                             0.00
15       Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                         3,873,640.24
16       Unrecovered Principal Amounts (Liquidation Loss)                                                                      0.00
17       Aggregate of all Interest Payments Received                                                (P&S 5.08ii)       1,685,376.23
17a      Prefunding Account Interest Earned                                                         (P&S 5.14b)                0.00
17b      Accrued Interest at Cl A pass-through rate x Pre-funded Amount for 11
           days (1st dist only)                                                                     (P&S 6.01a)                0.00
18       Current Servicing Fee                                                                      (P&S 5.08ii)          45,157.69
19       Monthly Interest Advance (Recovery) based on Delinquent Accounts                           (P&S 6.02vii)        (33,392.10)
19 i.    Current Servicer Interest Advance (Recovery)                                                                    (33,392.10)
20       Scheduled Formula Principal Distribution Amount (5+13-14)                                                             0.00
21       Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                          3,873,640.24
22       Total Interest Available For Distribution (17+17a+17b-18+19i)                                                 1,606,826.44
23       Total Funds Available For Distribution (15+22)                                                                5,480,466.68

        ----------------------------------------------------------------------------------------------------------------------------
24       Formula Principal Distribution Amount  (Lines 20 + 21)                                                        3,873,640.24
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                      WATERFALL
25 i.    Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                          (P&S 6.02i)               98.53%
   ii.   Class A Percentage  x  Scheduled Formula Principal Distribution Amount
           (Line 20)                                                                                                           0.00
   iii.  Class A Prepayment Percentage                                                                                       100.00%
   iv.   Class A Prepayment Percentage  x  Unscheduled Formula Principal
           Distribution Amount                                                                                         3,873,640.24
   v.    Class A Total Distribution Allocable to Principal                                2                            3,873,640.24
   vi.   Class A Recovered Principal Amount                                                                                    0.00
   vii   Class A Unrecovered Principal Amount                                             7                                    0.00

26 i.    Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)          1         (P&S 6.02ii)       1,379,486.53
   ii.   Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                             (P&S 6.02ii)       1,379,486.53
   iii.  Class A Current Interest  (pass-through rate x A's upb)                                    (P&S 6.02ii)       1,379,486.53
   iv.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                             (P&S 6.02iii)              0.00

   v.    Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                             (P&S 6.02iii)              0.00
   vi.   Class A Unpaid Interest Shortfall included in 26i.
           (when 26iii. > 0: min of 26i. and 26iv.)                                                 (P&S 6.02iii)              0.00
   viii. Class A Interest Shortfall  (26ii. - 26i.)                                                 (P&S 6.02iii)              0.00
   ---------------------------------------------------------------------------------------------------------------------------------

27 i     Current Certificate Insurance Premium                                            3                               27,417.53
   ii.   Reimbursement Amount                                                             4         (P&S 6.02vi)               0.00
   iii.  Redirection of Certificate Insurance                                                                                  0.00
   iv.   Total Amount to Certificate Insurer                                                                              27,417.53
   ---------------------------------------------------------------------------------------------------------------------------------

28 i     Subordinated Percentage                                                                    (P&S 6.02i)                1.47%
   ii    Subordinated Percentage of Scheduled Formula Principal Distribution
           Amount                                                                                                              0.00
   iii.  Subordinated Prepayment Percentage                                                                                    0.00%
   iv.   Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                                                 0.00
   v.    Class B Total Distribution Allocable to Principal                                8                                    0.00
   vi.   Class B Recovered Loss Amount                                                    9                                    0.00
   vii   Class B Unrecovered Loss Amount                                                                                       0.00

29 i     Class B Total Distribution Allocable to Interest                                 6         (P&S 6.02ii)          23,983.59
   ii.   Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                            (P&S 6.02ii)          23,983.59
   iii.  Class B Current Interest (pass-through rate x B's upb)                                     (P&S 6.02iii)         23,983.59
   iv.   Class B Unpaid Interest Shortfall (Class B's interest s/f from preceding
           distribution date)                                                                       (P&S 6.02iii)              0.00

   v.    Class B Unpaid Interest Shortfall (Class B's interest s/f from preceding
           distribution date)                                                                                                    --
   vi.   Class B Unpaid Interest Shortfall included in 26i.
           (when 29iii. > 0: min of 29i. and 29iv.)                                                                            0.00
   viii. Class B Interest Shortfall  (29ii. - 29i.)                                                                            0.00
   ---------------------------------------------------------------------------------------------------------------------------------

30 i.    Cumulative Master Servicer Advanced Interest                                               (P&S 6.02v)          434,209.81
   ii.   Cumulative Master Servicer Advanced Principal                                                                         0.00
   ---------------------------------------------------------------------------------------------------------------------------------

31 i.    Beginning Reserve Fund Balance                                                             (P&S 6.06)           250,000.00
   ii.   Current Reserve Fund Deposit                                                     5                                    0.00
   iii   Current Reserve Fund Advances                                                                                         0.00
   iv.   Ending Reserve Fund Balance (required amount = $250,000)                                                        250,000.00
   ---------------------------------------------------------------------------------------------------------------------------------

32 i.    Available Excess Interest                                                                                       175,938.79
   ii.   Distribution Account Shortfall                                                             (P&S 6.02xvi)              0.00
   iii   Class R Distribution Amount For Such Distribution Date                           10                             175,938.79
   ---------------------------------------------------------------------------------------------------------------------------------

33 i.    Ending Pool Principal Balance                                                              (P&S 6.02vii)    276,135,138.58
   ii.   Ending Pool Balance Factor                                                                                       83.972625%
   ---------------------------------------------------------------------------------------------------------------------------------

34       Ending Class A Principal Balance                                                                            272,023,665.58
35       Ending Class B Principal Balance                                                                              4,111,473.00
   =================================================================================================================================

                          STATEMENT TO CERTIFICATEHOLDERS               PAGE 6

   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A          Current Collection Period: 01-Nov-97 to 30-Nov-97

   PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                        LIBOR=   5.7500%
   Class A Certificates, Series 1997A        LIBOR + 0.25%            6.00000%  Original Closing Date:                    18-Nov-97
   Class B Certificates, Series 1997A        LIBOR + 1.25%            7.00000%  Distribution Date:                        15-Dec-97

                           Weighted Avg Net Mtg Rate (Alt. Rate)      7.31804%
        ----------------------------------------------------------------------------------------------------------------------------
 1 i.    Class A Total Distribution Allocable to Principal                                                                11.928877
   ii.   Class A Percentage x Scheduled Formula Principal Distribution Amount
           (Line 20)                                                                                                       0.000000
   iii.  Class A Prepayment Percentage x Unscheduled Formula Principal
           Distribution Amount                                                                                            11.928877
   iv    Class A Recovered Principal Amount                                                                                0.000000
   v     Class A Unrecovered Principal Amount                                                                              0.000000

 2 i.    Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                           4.248129
   ii.   Class A Unpaid Interest Shortfall (Class A's interest s/f from preceding
           distribution date)                                                                                              4.248129
   iii.  Class A Unpaid Interest Shortfall included in 26i.
           (when 26iii. > 0: min of 26i. and 26iv.)                                                                        0.000000
   iv    Class A Unpaid Interest Shortfall (Class A's interest s/f from preceding
           distribution date)                                                                                              0.000000

        ----------------------------------------------------------------------------------------------------------------------------

 3 i.    Class B Total Distribution Allocable to Principal                                                                 0.000000
   ii.   Subordinated Percentage of Scheduled Formula Principal Distribution
           Amount                                                                                                          0.000000
   iii.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                                             0.000000
   iv    Class B Recovered Loss Amount                                                                                     0.000000
   v     Class B Unrecovered Loss Amount                                                                                   0.000000

 4 i.    Class B Total Distribution Allocable to Interest                                                                  5.833333
   ii.   Class B Interest Formula Distribution Amount (29iii. + 29iv.)                                                     5.833333
   iii.  Class B Current Interest (pass-through rate x B's upb)                                                            5.833333
   iv    Class B Unpaid Interest Shortfall (Class B's interest s/f from preceding
           distribution date)                                                                                              0.000000
        ----------------------------------------------------------------------------------------------------------------------------

 5       Ending Pool Principal Balance                                                                               276,135,138.58
 6       Ending Pool Balance Factor                                                                                       83.972625%

 7       Ending Class A Principal Balance                                                                            272,023,665.58
 8       Ending Class B Principal Balance                                                                              4,111,473.00
        ----------------------------------------------------------------------------------------------------------------------------

 9 i.    Current Master Servicer Advanced (Recovered) Interest                                                           (33,392.10)
   ii.   Current Master Servicer Advanced (Recovered) Principal                                                                0.00
   iii.  Current Trustee Advanced Interest                                                                                     0.00
   iv    Current Trustee Advanced Principal                                                                                    0.00
   v     Additional Servicing Compensation                                                          (P&S 6.02ix)               0.00
   vi    Amount of Servicing Advances Paid by Master Servicer                                       (P&S 6.02 x)               0.00
   vii   Formula Principal Amount & Unrecovered Principal Amounts                                   (P&S 6.02iv)               0.00
   viii  Amount of Delinquencies of Mortgage Loans                                                                        25,371.49
   ix    CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:                 15-DEC-97                                            0.00000%
   x     CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:                 15-DEC-97                                            0.00000%
        ----------------------------------------------------------------------------------------------------------------------------

10 i     Number of Mortgage Loans 30 to 59 Days Delinquent                                                                        8
   ii    Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                       1,794,039.07
11 i     Number of Mortgage Loans 60 to 89 Days Delinquent                                                                        2
   ii    Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                       1,067,714.13
12 i     Number of Mortgage Loans 90 or More Days Delinquent                                                                      0
   ii    Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                             0.00
13 i     Number of Mortgage Loans in Foreclosure                                                                                  0
   ii    Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                         0.00

14       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00
15       Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                            (P&S 6.02xiii)             0.00
        ============================================================================================================================